SUB-ITEM 77Q1(E)
                          INVESTMENT ADVISORY AGREEMENT

The  Investment  Advisory  Agreement  between  Registrant  and Brown  Investment
Advisory Incorporated, Exhibit 23(d)(14), to the Registrant's Registrant Statement on Form N-1A is incorporated by reference as filed via EDGAR on January 27, 2003, accession number 0001004402-03-000044).